Impairment of assets	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about intangible assets [abstract]
Impairment of assets

Note 8	Impairment of assets
2022

During the fourth quarter of 2022, we recognized $147 million of impairment charges for French TV channels within our Bell Media segment. The impairment charges were the result of a reduction in advertising demand in the industry resulting from global economic uncertainties and unfavourable impacts to assumptions for discount rates. These charges included $94 million allocated to indefinite-life intangible assets for broadcast licences, and $53 million to finite-life intangible assets for program and feature film rights. The impairment was determined by comparing the carrying value of the CGUs to their fair value less cost of disposal. We estimated the fair value of the CGUs using the discounted cash flow valuation models, which include five-year cash flow projections derived from business plans reviewed by senior management for the period of October 1, 2022 to December 31, 2027, using a discount rate of 10.3% and a perpetuity growth rate of 0.5%. After impairments, the carrying value of our impacted CGUs was $109 million. In previous years' impairment analysis, the company's French Pay and French TV channels were tested for recoverability as one French CGU. In 2022, the French Pay channels are now grouped with English Pay channels to form one CGU as a result of Bell Media launching a single bilingual premium pay product.

There was no impairment of Bell Media goodwill. See Note 22, Goodwill, for further details.

Additionally in 2022, we recorded impairment charges of $132 million related mainly to right-of-use assets for certain office spaces we ceased using as part of our real estate optimization strategy as a result of our hybrid work policy.
2021
During the second quarter of 2021, we identified indicators of impairment for our Bell Media radio markets, notably a decline in advertising revenue and an increase in the discount rate resulting from the impact of the ongoing COVID-19 pandemic. Accordingly, impairment testing was required for our group of radio CGUs.

During Q2 2021, we recognized $163 million of impairment charges for various radio markets within our Bell Media segment. These charges included $150 million allocated to indefinite-life intangible assets for broadcast licences, and $13 million to property, plant and equipment mainly for buildings and network infrastructure and equipment. They were determined by comparing the carrying value of the CGUs to their fair value less cost of disposal. We estimated the fair value of the CGUs using both discounted cash flows and market-based valuation models, which include five-year cash flow projections derived from business plans reviewed by senior management for the period of July 1, 2021 to December 31, 2026, using a discount rate of 8.5% and a perpetuity growth rate of (2.0%), as well as market multiple data from public companies and market transactions. After impairments, the carrying value of our group of radio CGUs was $235 million.

There was no impairment of Bell Media goodwill. See Note 22, Goodwill, for further details.